EXECUTION ORIGINAL

AMENDED AND RESTATED REVOLVING CREDIT NOTE
Wells Fargo Bank, National Association

$75,000,000

As of September 1, 2020
Roseland, New Jersey

This Amended and Restated Revolving Credit Note (this "Note") is executed and delivered under and pursuant to the terms of that certain Credit Agreement dated as of May 6, 2020 (as amended, restated, supplemented or modified from time to time, the "Credit Agreement") by and among **VILLAGE SUPER MARKET, INC.**, a corporation organized under the laws of the State of New Jersey ("Village"), **VILLAGE SUPER MARKET OF NJ, L.P.**, a limited partnership organized under the laws of the State of New Jersey ("Village NJ"), **VILLAGE SUPERMARKET OF MARYLAND LLC**, a limited liability company organized under the laws of the State of Maryland ("Village MD"), **VILLAGE SUPER MARKET OF PA, LLC**, a limited liability company organized under the laws of the Commonwealth of Pennsylvania ("Village PA"), **VSM NEW MARKETS, LLC**, a limited liability company organized under the laws of the State of New Jersey ("VSM New Markets"), **VSM GOURMET, LLC**, a limited liability company organized under the laws of the State of New York ("VSM Gourmet"), **VSM NY HOLDINGS LLC**, a limited liability company organized under the laws of the State of New York ("VSM Fairway"), **GREATER MORRISTOWN RESTAURANT, LLC**, a limited liability company organized under the laws of the State of New Jersey ("VSM Morristown"), **HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY**, a limited liability company organized under the laws of the State of New Jersey ("Hanover"), **DELILAH PROPERTIES LLC**, a limited liability company organized under the laws of the State of New Jersey ("Delilah"), **FIRE BRANDS INNOVATION LLC**, a limited liability company organized under the laws of the State of New Jersey ("Fire Brands"), **VSM NY DISTRIBUTION LLC**, a limited liability company organized under the laws of the State of New York ("VSM Distribution" collectively with Village, Village NJ, Village MD, Village PA, VSM New Markets, VSM Gourmet, VSM Fairway, VSM Morristown, Hanover, Delilah and Fire Brands, the "Borrower"), and **WELLS FARGO BANK, NATIONAL ASSOCIATION** ("Bank"). Capitalized terms not otherwise defined herein shall have the meanings provided in the Credit Agreement.

FOR VALUE RECEIVED, the Borrower hereby promises to pay to the order of the Bank, at the office of the Bank located at 190 River Road, 1st Floor, Summit, New Jersey 07901 or at such other place as the Bank may from time to time designate to Borrower in writing:

(i) the principal sum of SEVENTY FIVE MILLION AND 00/100 DOLLARS ($75,000,000) or, if different from such amount, the unpaid principal balance of the Revolving Advances as may be due and owing to the Bank under the Credit Agreement, payable in accordance with the provisions of the Credit Agreement, subject to acceleration upon the occurrence of an Event of Default under the Credit Agreement or earlier termination of the Credit Agreement pursuant to the terms thereof;

(ii) interest on the principal amount of this Note from time to time outstanding until such principal amount is paid in full at the applicable Revolving Interest Rate in accordance with the

provisions of the Credit Agreement. In no event, however, shall interest exceed the maximum interest rate permitted by law. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the Default Rate in accordance with the Credit Agreement; and

(iii) notwithstanding anything to the contrary herein, in the Credit Agreement and/or in any other Loan Document, all outstanding principal and interest hereunder is due and payable on the Termination Date.

This Note is a "Revolving Credit Note" referred to in the Credit Agreement and is secured, inter alia, by the liens granted pursuant to the Credit Agreement and the other Loan Documents, is entitled to the benefits of the Credit Agreement and the other Loan Documents and is subject to all of the agreements, terms and conditions therein contained.

This Note is subject to mandatory prepayment, and may be voluntarily prepaid, in whole or in part, in each case, pursuant to the terms and conditions set forth in the Credit Agreement.

If an Event of Default under Subsection 6.1(f) or 6.1(h) of the Credit Agreement shall occur, then this Note shall immediately become due and payable, without notice, together with reasonable attorneys' fees if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof. If any other Event of Default shall occur under the Credit Agreement or any of the other Loan Documents, which is not cured within any applicable grace period, then this Note may, as provided in the Credit Agreement, be declared to be immediately due and payable, without notice, together with reasonable attorneys' fees, if the collection hereof is placed in the hands of an attorney to obtain or enforce payment hereof.

The Bank may at any time pledge or assign all or any portion of its rights under the Credit Agreement and the other Loan Documents (including any portion of this Note) to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release the Bank from its obligations under the Credit Agreement or any of the other Loan Documents.

Upon the sale, transfer, hypothecation, assignment or other encumbrance, whether voluntary, involuntary or by operation of law, of all or any interest in any real property securing this Note, if any, or upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note whether or not suit is brought, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without

limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower or any other person or entity.

Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

The effective date of this Note shall be the date that Bank has accepted this Note and all conditions to the effectiveness of the Credit Agreement have been fulfilled to Bank's satisfaction. Notwithstanding the occurrence of the effective date of this Note, Bank shall not be obligated to extend credit under this Note until all conditions to each extension of credit set forth in the Credit Agreement have been fulfilled to Bank's satisfaction.

This Note shall be construed and enforced in accordance with the laws of the State of New Jersey.

Borrower expressly waives any presentment, demand, protest, notice of protest, or notice of any kind except as expressly provided in the Credit Agreement.

This Note is intended to amend, restate and replace in its entirety a certain Revolving Credit Note executed by the Borrower in favor of the Bank dated as of May 6, 2020 in the original principal amount of $125,000,000, as amended, restated, replaced and/or otherwise modified from time to time. This Note is not a novation.

[SIGNATURE PAGE TO FOLLOW]

EXECUTION ORIGINAL

[SIGNATURE PAGE TO AMENDED AND RESTATED REVOLVING CREDIT NOTE]

ATTEST:

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

VILLAGE SUPER MARKET, INC.

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

VILLAGE SUPER MARKET OF NJ, L.P.

WITNESS:

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

By: Village Super Market, Inc.,
a New Jersey corporation, its General Partner

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

VILLAGE SUPERMARKET OF MARYLAND LLC

WITNESS:

By: /s/ Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

EXECUTION ORIGINAL

[SIGNATURE PAGE TO AMENDED AND RESTATED REVOLVING CREDIT NOTE]

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

VILLAGE SUPER MARKET OF PA, LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

VSM NEW MARKETS, LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

VSM GOURMET, LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

EXECUTION ORIGINAL

[SIGNATURE PAGE TO AMENDED AND RESTATED REVOLVING CREDIT NOTE]

WITNESS:

By: /s/ Nancy VanHouten
Name: Nancy VanHouten
Title: Paralegal

VSM NY HOLDINGS LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: /s/ Nancy VanHouten
Name: Nancy VanHouten
Title: Paralegal

GREATER MORRISTOWN RESTAURANT, LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: /s/ Nancy VanHouten
Name: Nancy VanHouten
Title: Paralegal

HANOVER AND HORSEHILL DEVELOPMENT LIMITED LIABILITY COMPANY

By: Village Super Market, Inc.,
a New Jersey corporation, its Manager

By: /s/ John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

[SIGNATURE PAGE TO FOLLOW]

EXECUTION ORIGINAL

[SIGNATURE PAGE TO AMENDED AND RESTATED REVOLVING CREDIT NOTE]

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

DELILAH PROPERTIES LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

FIRE BRANDS INNOVATION LLC

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Manager

WITNESS:

By: Nancy Van Houten
Name: Nancy Van Houten
Title: Paralegal

VSM NY DISTRIBUTION LLC

By: Village Super Market, Inc.,
a New Jersey corporation, its Sole Member

By: John Van Orden
Name: JOHN VAN ORDEN
Title: Chief Financial Officer